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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 21, 2005
                Date of Report (Date of earliest event reported)


                               TRIMAS CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                      333-100351          38-2687639
  (State or other jurisdiction of          (Commission       (I.R.S. Employer
   incorporation or organization)          file number)     Identification No.)

                        39400 Woodward Avenue, Suite 130
                        Bloomfield Hills, Michigan 48304
                    (Address of principal executive offices)

                                 (248) 631-5400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.02. Departure of Directors or Principal Officers; Appointment of
           Principal Officers.

     Item 5.02(b):

     On January 21, 2005, Benson K. Woo was appointed to the position of Executive Vice President-Corporate Development. Prior to this date, Mr. Woo served as the Company's Chief Financial Officer.

     Item 5.02(c):

     On January 21, 2005, E.R. "Skip" Autry, Jr., age 49, was appointed the new Chief Financial Officer. Mr. Autry previously served as the Company's Corporate Controller, a position he had held since June 2003. From September 2001 to June 2003, Mr. Autry held the position of Vice President, Finance for Freudenberg NOK, prior to which he served INTERMET Corporation as Vice President, Finance from May 2000. Until joining Freudenberg in May 2000, Mr. Autry spent five years with Key Plastics LLC as Vice President, Operations from July 1997 to May 2000 and Vice President, Finance and Chief Financial Officer from June 1994.

     Both appointments will take effect on January 24, 2005.



Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.               Description
         -----------               -----------

         99.1                      Press Release dated January 21, 2005




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 21, 2005

                                 TRIMAS CORPORATION


                                 By:    /s/  Grant H. Beard
                                        --------------------------------
                                        Name: Grant H. Beard
                                        Title: Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release dated January 21, 2005